Exhibit 99.1

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Nitromed, Inc. and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 23rd day of September, 2008.

                                    DEERFIELD CAPITAL, L.P.

                                    By:  J.E. Flynn Capital LLC, General Partner

                                    By:  /s/ Darren Levine
                                         -------------------------------------
                                         Name:  Darren Levine
                                         Title: Authorized Signatory

                                    DEERFIELD SPECIAL SITUATIONS FUND, L.P.

                                    By:  Deerfield Capital, L.P.

                                    By:  J.E. Flynn Capital LLC, General Partner

                                    By:  /s/ Darren Levine
                                         -------------------------------------
                                         Name:  Darren Levine
                                         Title: Authorized Signatory

                                    DEERFIELD MANAGEMENT COMPANY, L.P.

                                    By:  Flynn Management LLC, General Partner

                                    By:  /s/ Darren Levine
                                         -------------------------------------
                                         Name:  Darren Levine
                                         Title: Authorized Signatory

                                    DEERFIELD SPECIAL SITUATIONS
                                    FUND INTERNATIONAL LIMITED

                                    By:  Deerfield Management Company, L.P.

                                    By:  Flynn Management LLC, General Partner

                                    By:  /s/ Darren Levine
                                         -------------------------------------
                                         Name:  Darren Levine
                                         Title: Authorized Signatory

                                    JAMES E. FLYNN

                                    /s/ Darren Levine
                                    -------------------------------------
                                    Darren Levine, Attorney-in-Fact